Fees Summary	Mar. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,997,982,000
Previously Paid Amount	0
Total Fee Amount	275,921.32
Total Offset Amount	0
Net Fee	$ 275,921.32